                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) April 19, 2001

AMERICAN EXPRESS                                    AMERICAN EXPRESS RECEIVABLES
 CENTURION BANK                                       FINANCING CORPORATION II

      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust


      Utah            11-2869526        333-91473           Delaware          13-3854638         333-91473
(State or Other    (I.R.S. Employer    (Commission      (State or Other    (I.R.S. Employer     (Commission
Jurisdiction of     Identification     File Number)     Jurisdiction of     Identification      File Number)
Incorporation or        Number)                         Incorporation or        Number)
 Organization)                                           Organization)


6985 Union Park Center                                   World Financial Center
  Midvale, Utah 84047                                       200 Vesey Street
    (801) 565-5000                                      New York, New York 10285
                                                             (212) 640-2000

              (Address, Including Zip Code, and Telephone Number,
     Including Area Code, of each Registrant's Principal Executive Offices)

                             N/A                                                                    N/A
(Former Name or Former Address, if Changed Since Last Report)          (Former Name or Former Address, if Changed Since Last Report)



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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On April 19, 2001, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, with its Series 2001-4 Supplement, dated as of April 19, 2001. The Series Supplement is attached hereto as Exhibit 5.1.

                  On April 19, 2001, American Express Credit Account Master Trust issued its $598,125,000 Class A Floating Rate Asset Backed Certificates, Series 2001-4 and $58,000,000 Class B Floating Rate Asset Backed Certificates, Series 2001-4 (the "Series 2001-4 Certificates").

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibit 5.

         Exhibit 5.1 Series 2001-4 Supplement, dated as of April 19, 2001, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996.

Item 8.           Not Applicable.

Item 9.           Not Applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                        American Express Centurion Bank,
                                          on behalf of the American Express
                                          Credit Account Master Trust


                                        By: /s/ Maureen A. Ryan
                                            ------------------------------------
                                            Name:  Maureen A. Ryan
                                            Title: Assistant Treasurer


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                        American Express Receivables Financing
                                          Corporation II on behalf of the
                                          American Express Credit Account
                                          Master Trust


                                        By: /s/ Leslie R. Scharfstein
                                            ------------------------------------
                                            Name:  Leslie R. Scharfstein
                                            Title: President


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                                 EXHIBIT INDEX
                                 -------------


Exhibit           Description
-------           -----------

Exhibit 5.1 Series 2001-4 Supplement, dated as of April 19, 2001, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996.